Exhibit 10.12

Voting Rights Proxy and Financial Supporting Agreement

This Voting Rights Proxy and Financial Supporting Agreement (the “Agreement”) is executed by and among the following Parties as of September 29, 2019 in Shanghai, the People’s Republic of China (“China” or the “PRC”):

Party A:	The undersigned shareholders

Address:	See the address in the signature pages

Party B:	Hywin Enterprise Management Consulting (Shanghai) Co., Ltd.

Address:	202, No.8, Middle Yincheng Rd, Pudong District, Shanghai

Party C:	Shanghai Hywin Network Technology Co., Ltd.

Address:	Room J1097, Building No. 1, 2222 Huancheng Road, Juyuan New District, Jiading District, Shanghai, PRC

In this Agreement, Party A shall be collectively referred to as “Party A” or the “Entrusting Party”; each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Voting Rights Proxy and Financial Supporting Agreement

Whereas:

1.	Party A, the shareholders of Party C, collectively own 100% of the equity interest in Party C in record.

2.

The Entrusting Party is willing to unconditionally entrust Party B or Party B’s designee to vote on his or her behalf at the shareholders’ meeting of Party C, and Party B is willing to accept such proxy on behalf of Entrusting Party.

Therefore, the Parties hereby agree as follows:

1.	PROXY OF VOTING RIGHTS

1.1

Entrusting Party hereby irrevocably covenants that, he/she shall execute the Power of Attorney (“POA”) set forth in Exhibit upon signing this Agreement and entrust Party B or Party B’s designee (“Designee”) to exercise all his or her rights as the shareholders of Party C under the Articles of Association of Party C, including without limitation to:

(1)	propose to hold a shareholders’ meeting in accordance with the Articles of Association of Party C and attend shareholders’ meetings of Party C as the agent and attorney of Entrusting Party;

(2)

exercise all shareholder’s voting rights with respect to all matters to be discussed and voted in the shareholders’ meeting of Party C, including but not limited to designate and appoint the director, the chief executive officer and other senior management members of Party C;

Voting Rights Proxy and Financial Supporting Agreement

(3)	exercise other voting rights the shareholders are entitled to under the laws of China promulgated from time to time; and

(4)	exercise other voting rights the shareholders are entitled to under the Articles of Association of Party C amended from time to time;

Party B hereby agrees to accept such proxy as set forth in Clause 1.1. Upon receipt of the written notice of change of Designee from Party B, the Entrusting Party shall immediately entrust such person to exercise the rights set forth in Clause 1.1. Except the aforesaid situation, the proxy shall be irrevocable and continuously valid.

1.2	The Entrusting Party hereby acknowledges and ratify all the actions associated with the proxy conducted by the Designee.

1.3	The Parties hereby confirm that, Designee is entitled to exercise all proxy rights without the consent of Entrusting Party.

2.	RIGHTS TO INFORMATION

2.1

For the purpose of this Agreement, the Designee is entitled to request relevant information of Party C and inspect the materials of Party C. Party C shall provide appropriate assistance to the Designee for his/her work.

2.2	The Entrusting Party and Party C shall immediately inform Party B once the proxy matter happens.

Voting Rights Proxy and Financial Supporting Agreement

3.	PERFORMANCE OF PROXY RIGHTS

3.1

The Entrusting Party shall provide appropriate assistance to the Designee for the performance of proxy rights provided in this Agreement, including signing and executing the shareholders’ resolution and other relevant legal documents (if applicable) which have been confirmed by the Designee.

3.2

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

4.	FINANCIAL SUPPORTING

In consideration of the foregoing grant of voting rights by the Entrusting Party, Party B agrees to arrange for funds to be provided as necessary to Party C in connection with the business (the “Financial Support”). Party B further agrees that should the business fails in the ordinary course of business, and as a result Party C is unable to repay the Financial Support, the Party C shall have no repayment obligation.

Voting Rights Proxy and Financial Supporting Agreement

5.	REPRESENTATIONS AND WARRANTIES

5.1	The Entrusting Party hereby represents and warrants to Party B as follows:

(1)

The Entrusting Party has full power and legal right to enter into this Agreement and perform his or her obligations under this Agreement and in executing the POA; This Agreement and the POA constitute legal, valid, binding and enforceable obligation of each Entrusting Party.

(2)

Each Entrusting Party has necessary authorization for the execution and delivery of this Agreement, and the execution, delivery and performance of this Agreement will not conflict with or violate any and all constitutional documents of Party C.

(3)

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

5.2	Party C hereby represents and warrants as follows:

(1)

Party C is a company legally registered and validly existing in accordance with the laws of China and has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity;

Voting Rights Proxy and Financial Supporting Agreement

(2)

Party C has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party C’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party C.

(3)

Each Entrusting Party is the lawfully registered and beneficial owner of the shares of Party C, and none of the shares held by the Entrusting Party is subject to any encumbrance or other restrictions, except as otherwise provided under the Equity Pledge Agreement and Equity Option Agreement entered into by and between Party B, Party C and the Entrusting Party. According to this Agreement, the Designee has full power and legal rights to exercise the proxy rights according to the Articles of Association of Party C.

6.	TERM OF THIS AGREEMENT

6.1

This Agreement shall become effective upon and from the date on which it is signed by the authorized representative and seal of each Party, with a term of twenty (20) years. The Parties agree that, this Agreement can be extended only if Party B gives its written consent of the extension of this Agreement before the expiration of this Agreement and the other Parties shall agree with this extension without reserve.

6.2

If the Entrusting Party has transferred all his or her equity interests in Party C subject to the prior consent of Party B, the obligations and warranties under this Agreement of the Entrusting Party shall be undertaken by the assignee.

Voting Rights Proxy and Financial Supporting Agreement

7.	NOTICES

7.1

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

7.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:	The undersigned shareholders

Address:	See the address in the signature pages

Party B:	Hywin Enterprise Management Consulting (Shanghai) Co., Ltd.

Address:	202, No.8, Middle Yincheng Rd, Pudong District, Shanghai

Attn:	WANG Dian

Party C:	Shanghai Hywin Network Technology Co., Ltd.

Address:	Room J1097, Building No. 1, 2222 Huancheng Road, Juyuan New District, Jiading District, Shanghai, PRC

Attn:	GONG, Qiaoli

Voting Rights Proxy and Financial Supporting Agreement

7.3	If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

8.	CONFIDENTIALITY

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Voting Rights Proxy and Financial Supporting Agreement

9.	LIABILITY FOR BREACH OF AGREEMENT

9.1

The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 10 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect the following remedial actions:

(1)	If the defaulting Party is any Entrusting Party or Party C, then Party B has the right to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages;

(2)

If the defaulting Party is Party B, then the non-defaulting Party has the right to request the defaulting Party to fully compensate its losses and damages, but in no circumstance shall the non-defaulting Party early terminate this Agreement unless the applicable law provides otherwise.

9.2	Notwithstanding otherwise provided under this Agreement, the validity of this Section shall not be affect by the suspension or termination of this Agreement.

Voting Rights Proxy and Financial Supporting Agreement

10.	GOVERNING LAW AND DISPUTE RESOLUTION

10.1	The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

10.2

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Shanghai Branch of China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shanghai, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

11.	ASSIGNMENT

11.1

Without Party B’s prior written consent, other Parties shall not assign its rights and obligations under this Agreement to any third party. Entrusting Party and Party C agrees that Party B may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Entrusting Party and Party C.

11.2	This Agreement shall be binding on the legal successors of the Parties.

Voting Rights Proxy and Financial Supporting Agreement

12.	MISCELLANEOUS

12.1	The rights and remedies provided for in this Agreement shall be accumulative and shall not affect any other rights and remedies stipulated at law.

12.2

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

12.3	The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

12.4	Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

12.5

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have four ([4]) counterparts, with each party holding one (1) original. All counterparts shall be given the same legal effect.

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Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

Party A:	Hywin Financial Holding Group Co., Ltd.

Shareholding Ratio:	80%

Address:	43th floor, 8 Yincheng Middle Road, Pudong New District, Shanghai, PRC.

By:	/s/ Hywin Financial Holding Group Co., Ltd.

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

Party A:	WANG, Dian

Shareholding Ratio:	20%

Address:	No. 29, Building 19, Block 84 North Jin San Road, Jinshui District, Zhengzhou City, PRC.

By:	/s/ WANG, Dian

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

Party B:	Hywin Enterprise Management Consulting (Shanghai) Co., Ltd. (seal)

Name:	WANG, Dian

Title:	Authorized Representative

By:	/s/ WANG, Dian

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Voting Rights Proxy and Financial Supporting Agreement as of the date first above written.

Party C:	Shanghai Hywin Network Technology Co., Ltd. (seal)

Name:	SUN, Tan

Title:	Authorized Representative

By:	/s/ SUN, Tan

Voting Rights Proxy and Financial Supporting Agreement

Exhibit

Power of Attorney

The undersigned in the signature pages, holders of 100% of the entire registered capital (“Our Company’s Shareholding”) in Shanghai Hywin Network Technology Co., Ltd. (“Domestic Company”), hereby irrevocably authorize Hywin Enterprise Management Consulting (Shanghai) Co., Ltd. (“Designee”) to exercise the following rights relating to Our Company’s Shareholding during the term of this Power of Attorney:

The Designee is hereby authorized to act on behalf of our company as my exclusive agent and attorney with respect to all matters concerning Our Company’s Shareholding, including without limitation to: 1) attend shareholders’ meetings of Domestic Company; 2) exercise all the shareholder’s rights and shareholder’s voting rights our company is entitled to under the laws of China and Articles of Association of Domestic Company, including but not limited to the sale or transfer or pledge or disposition of Our Company’s Shareholding in part or in whole; and 3) designate and appoint on behalf of our company the legal representative (chairperson), the director, the supervisor, the chief executive officer and other senior management members of Domestic Company.

Voting Rights Proxy and Financial Supporting Agreement

Without limiting the generality of the powers granted hereunder, the Designee shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Equity Option Agreement, to which our company is required to be a party, on behalf of our company, and to effect the terms of the Equity Pledge Agreement and Equity Option Agreement, both dated the date hereof, to which our company is a party.

All the actions associated with Our Company’s Shareholding conducted by the Designee shall be deemed as our company’s own actions, and all the documents related to Our Company’s Shareholding executed by the Designee shall be deemed to be executed by our company. Our company hereby acknowledges and ratifies those actions and/or documents by the Designee.

Unless Designee issues an instruction to our company to change the Designee, this Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as we are the shareholder of Domestic Company.

During the term of this Power of Attorney, our company hereby waive all the rights associated with Our Company’s Shareholding, which have been authorized to the Designee through this Power of Attorney, and shall not exercise such rights by our company.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

Authorizer:	Hywin Financial Holding Group Co., Ltd.

Shareholding Ratio:	80%

Address:	43th floor, 8 Yincheng Middle Road, Pudong New District, Shanghai, PRC.

By:	/s/ Hywin Financial Holding Group Co., Ltd.

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

Authorizer:	WANG, Dian

Shareholding Ratio:	20%

Address:	No. 29, Building 19, Block 84 North Jin San Road, Jinshui District, Zhengzhou City, PRC.

By:	/s/ WANG, Dian

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

Designee:	Hywin Enterprise Management Consulting (Shanghai) Co., Ltd. (seal)

Name:	WANG, Dian

Title:	Authorized Representative

By:	/s/ WANG, Dian

Voting Rights Proxy and Financial Supporting Agreement

[Signature Page]

Witness:

Title:

By:

Date:	2019

Voting Rights Proxy and Financial Supporting Agreement